Supplement dated November 20, 2009
to the
Class A Shares, Class B Shares, Class C Shares
and Class I Shares Prospectus

Dated July 31, 2009
VAN KAMPEN EQUITY TRUST,
on behalf of its series,
Van Kampen Leaders Fund,
as previously supplemented on October 20, 2009,
September 14, 2009 and August 14, 2009

The Prospectus is hereby supplemented as follows:

Footnote number 4 to the Annual Fund Operating Expenses table in the section entitled “Fees and Expenses of the Fund” is hereby deleted and replaced with the following:

4	The Fund’s investment adviser is currently reimbursing all or a portion of the Fund’s “Other expenses.” The expense reimbursements are expected to continue (such that the “Other expenses” net of expense reimbursements do not exceed 0.25%) until such time that the Fund’s Board of Trustees acts to discontinue all or a portion of such expense reimbursements when it deems such action appropriate.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

LFSPT 11/09